SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 31, 1996


                           Mariner Health Group, Inc.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-21512                     06-1251310
          --------                    -------                     ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


125 Eugene O'Neill Drive, New London, Connecticut                    06320
- -------------------------------------------------                    -----
(Address of Principal Executive Offices)                           (Zip Code)



       Registrant's telephone number, including area code: (860) 701-2000

ITEM 5.  OTHER EVENTS.

     Pursuant to an Asset Purchase Agreement dated as of July 31, 1996 (the "Agreement") by and among Mariner Health Group, Inc. ("Mariner" or the "Company"); Mariner Health of Maryland, Inc. ("Acquisition Sub"); Allegis Health Services, Inc. ("Allegis"); Technicare, L.L.C.; Rehab Solutions, L.L.C.; Bay Meadow Nursing and Rehabilitation Center, L.L.C.; Camden Yards Nursing and Rehabilitation Center, L.L.C.; Kensington Gardens Nursing and Rehabilitation Center, L.L.C.; Global Healthcare Center-Overlea, L.L.C.; Allegis Health and Rehabilitation Center - Southern Maryland, L.L.C. (the foregoing parties collectively referred to as "Business Owners"); Global Healthcare Center Bethesda, L.L.C. ("Bethesda"); Circle Manor Nursing Home, Inc. ("Circle Manor"); Arcola Nursing and Rehabilitation Center, Inc. ("Arcola"); Technicare Pharmacy, Inc.; Global Health Investment Associates, L.L.C. ("GHIA"); Paul J. Diaz; Marvin
H. Rabovsky; Harvey W. Wertlieb; Roger C. Lipitz; Gary M. Sudhalter and Jay Mutchnik (all parties collectively referred to as "Seller Parties"), Acquisition Sub proposes to purchase from the Seller Parties substantially all the assets of the Business Owners as well as all the stock of Beechwood Heritage Retirement Community, Inc. owned by Allegis and all the limited liability company interests of Bethesda, Allegis Health and Living Center at Heritage Harbour, L.L.C. and Upper Chesapeake Health and Living Center, L.L.C. owned by Allegis and GHIA. Acquisition Sub will also acquire substantially all the assets of Arcola from Arcola and Circle Manor from Harvey W. Wertlieb.

     The assets consist primarily of eight nursing facilities located throughout the Baltimore-Washington metropolitan area (the "Service Area"), an institutional pharmacy operation, the operations of a company providing contract rehabilitation services, the operation of a PEN therapy services business and certain development projects and a certificate of need application all relating to the establishment of additional skilled nursing facilities in the Service Area (collectively the "Business").

     The aggregate purchase price for the assets, voting securities and limited liability company interests included in the transaction is approximately $98,000,000, which consists of the assumption of approximately $15,000,000 in debt, including a capital lease, and $95,000,000 in cash which will be borrowed under the Company's existing credit facility. The purchase price is subject to adjustment (to a maximum of $105,000,000 but in no event less than $95,000,000) based on a multiple of the annualized net operating income generated by the Business for the first eight months of 1996. The aggregate purchase price is subject to further adjustment after the closing based on a multiple of the net operating income of the Business for the year ending December 31, 1996. Of the aggregate purchase price, $2,221,127 will be delivered into escrow at the closing to secure certain post-closing obligations of the Seller Parties.

     The transaction is expected to be accounted for as a purchase.

     The proposed transaction is subject to customary closing conditions and expiration or early termination of the applicable Hart-Scott-Rodino waiting period. The acquisition of the Bethesda limited liability company interest is subject to certain further conditions. If Allegis has not sold 50% of the Bethesda limited liability company interest prior to the closing, Acquisition Sub will acquire substantially all of the assets of Bethesda rather than the limited liability company interest and the aggregate purchase price will be increased by $2,291,000. Subject to meeting the foregoing conditions, the parties intend to close the transaction on or about October 1, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements of Business Acquired. None.

      (b)  Pro Forma Financial Information.  None.

      (c)  Exhibits.



EXHIBIT NO.         DESCRIPTION

23.1                Consent of Arthur Andersen LLP

99.1 The following audited financial statements of Allegis, together with the report thereon manually signed by Arthur Andersen LLP:



                             Combined Balance Sheet as of December 31, 1995



                             Combined Statement of Income for the year ended December 31, 1995


                             Combined Statement of Stockholders' and Members' Equity as of December 31, 1995


                             Combined Statement of Cash Flows for the year ended December 31, 1995


                             Notes to the Combined Financial Statements as of December 31, 1995





99.2                The following unaudited financial statements of Allegis:


                             Combined Balance Sheet as of June 30, 1996


                             Combined Statement of Income for the six months ended June 30, 1996


                             Combined Statement of Stockholders' and Members' Equity as of June 30, 1996

                             Combined Statement of Cash Flows for the six months ended June 30, 1996


                             Notes to the Combined Financial Statements as of June 30, 1996





99.3                The  following  unaudited   pro   forma  combined  financial
                    statements:


                             Pro  Forma  Combined  Balance  Sheet as of June 30,
                             1996


                             Pro Forma Combined Statement of Operations for the six months ended June 30, 1996


                             Pro Forma Combined Statement of Operations for the year ended December 31, 1995


                             Notes to Unaudited Pro Forma Combined Financial Information

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MARINER HEALTH GROUP, INC.




Dated:  August 19, 1996               By:    /s/ Jeffrey W. Kinell
                                             ---------------------
                                             Jeffrey W. Kinell
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION

23.1                Consent of Arthur Andersen LLP
99.1 The following audited financial statements of Allegis, together with the report thereon manually signed by Arthur Andersen LLP:



                             Combined Balance Sheet as of December 31, 1995


                             Combined Statement of Income for the year ended December 31, 1995


                             Combined Statement of Stockholders' and Members' Equity as of December 31, 1995


                             Combined Statement of Cash Flows for the year ended December 31, 1995


                             Notes to the Combined Financial Statements as of December 31, 1995


99.2                The following unaudited financial statements of Allegis:



                             Combined Balance Sheet as of June 30, 1996



                             Combined Statement of Income for the six months ended June 30, 1996

                             Combined Statement of Stockholders' and Members' Equity as of June 30, 1996

                             Combined Statement of Cash Flows for the six months ended June 30, 1996


                             Notes to the Combined Financial Statements as of June 30, 1996


99.3                The  following  unaudited   pro   forma  combined  financial
                    statements:



                             Pro  Forma  Combined  Balance  Sheet as of June 30,
                             1996



                             Pro Forma Combined Statement of Operations for the six months ended June 30, 1996



                             Pro Forma Combined Statement of Operations for the year ended December 31, 1995



                             Notes to Unaudited Pro Forma Combined Financial Information